PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PREMISES AND EQUIPMENT

NOTE F - PREMISES AND EQUIPMENT

Premises and equipment at December 31, 2011 and 2010 are summarized as follows (dollars in thousands):

	2011	2010
Land	$9,774	$6,893
Buildings and leasehold improvements	29,791	21,904
Furniture, fixtures and equipment	14,446	10,437
	54,011	39,234
Less accumulated depreciation and amortization	10,791	8,684
Premises and equipment, net	$43,220	$30,550

Depreciation and amortization expense for the years ended December 31, 2011, 2010 and 2009 amounted to $2.2 million, $1.8 million and $1.6 million, respectively.

The Company has entered into various noncancellable operating leases for land and buildings used in its operations that expire at various dates through 2026. Most of the leases contain renewal options. Certain leases provide for periodic rate negotiation or escalation. The leases generally provide for payment of property taxes, insurance and maintenance costs by the Company. Rental expense, including month-to-month leases, reported in non-interest expense was $2.0 million, $1.4 million, and $463,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

At December 31, 2011, future minimum rental commitments under noncancellable operating leases that have a remaining life in excess of one year are as follows (dollars in thousands):

2012	$1,968
2013	1,856
2014	1,820
2015	1,528
2016	1,453
Thereafter	7,241
Total	$15,866

The Company had previously leased a branch facility from one of its directors. This lease was not renewed at the expiration date during 2010. Rent expense for this lease totaled $46,000 and $49,000 for the years ended December 31, 2010 and 2009, respectively.